UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 26, 2011

HEALTHWAYS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19364	62-1117144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cool Springs Boulevard Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

(615) 614-4929
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
(a)           The Annual Meeting of Stockholders of Healthways, Inc. was held on May 26, 2011.
(b)           The following proposals were voted upon at the Annual Meeting of Stockholders:

(i)	Nominations to elect Thomas G. Cigarran, C. Warren Neel, Ph.D., and John W. Ballantine as Directors of the Company. The results of the election of the above-mentioned nominees were as follows:

	For	Withheld
Thomas G. Cigarran	24,075,444	1,804,572
C. Warren Neel, Ph.D.	23,980,400	1,899,616
John W. Ballantine	24,072,223	1,807,793

(ii)	To consider and act upon an advisory vote on executive compensation. The voting results were as follows:

For	Against	Abstain from Voting
24,949,597	898,911	31,508

(iii)	To consider and act upon an advisory vote on the frequency of future advisory votes on executive compensation. The voting results were as follows:

3 Years	2 Years	1 Year	Abstain from Voting
5,444,088	169,186	20,237,331	29,411

(ii)	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2011. The voting results were as follows:

For	Against	Abstain from Voting
27,142,784	1,339,785	2,737

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHWAYS, INC.

By:	/s/ Alfred Lumsdaine
Alfred Lumsdaine Chief Financial Officer

Date:  May 26, 2011